Exhibit 99.2

JVB FINANCIAL HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED UNAUDITED INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 2010

TABLE OF CONTENTS

Consolidated Unaudited Interim Financial Statements:

Consolidated Statements of Financial Condition	1

Consolidated Statements of Operations	2

Consolidated Statements of Changes in Members’ Equity	3

Consolidated Statements of Cash Flows	4

Notes to Consolidated Unaudited Interim Financial Statements	5-8

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED UNAUDITED STATEMENTS OF FINANCIAL CONDITION

ASSETS

	September 30, 2010 (Unaudited)	December 31, 2009
Assets:
Cash	$184,389	$132,693
Marketable Securities, at market value	57,745,190	17,087,066
Other receivables	66,513	118,734
Prepaid expenses	450,731	305,224
Property and equipment, net	281,704	322,249
Clearing deposit and other deposits	162,766	172,162

Total assets	$58,891,293	$18,138,128

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Securities sold, not yet purchased, at market value	$15,065,050	$5,250,826
Due to clearing organization, net	31,780,458	558,981
Commissions and wages payable	1,606,851	1,640,777
Accounts payable	143,717	12,053
Deferred income	7,852	44,739
Accrued expenses	353,099	592,955

Total liabilities	48,957,027	8,100,331

Members’ equity	9,934,266	10,037,797

Total liabilities and members’ equity	$58,891,293	$18,138,128

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

	For the nine months ended
	September 30, 2010 (unaudited)	September 30, 2009 (unaudited)
Revenues:
Proprietary trading	18,742,149	19,816,091
Interest	1,681,714	889,656
Unrealized gain on marketable securities	50,453	275,724
Other	75,635	30,229

Total revenues	20,549,951	21,011,700

Expenses:
Compensation and benefits	12,720,993	12,575,387
Clearing costs	717,784	543,578
Regulatory fees	99,670	33,557
Trading Platforms	680,499	722,462
Communication costs	1,129,021	565,978
Interest expense	1,293,660	661,414
Insurance cost	99,782	87,408
Professional fees	353,153	95,247
Depreciation	94,208	46,388
Rent	379,436	285,115
Other expenses	1,229,536	812,230

Total expenses	18,797,742	16,428,764

Net income	$1,752,209	$4,582,936

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED UNAUDITED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

NINE MONTHS ENDED SEPTEMBER 30

2010

Balance, January 1,	$10,037,797

Distributions to members	(1,497,205)

Capital redemption	(358,535)

Net income	1,752,209

Balance, September 30,	$9,934,266

See accompanying notes to consolidated financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED UNAUDITED STATEMENTS OF CASH FLOWS

	For the nine months ended
	September 30, 2010	September 30, 2009
Cash flows from operating activities:
Net income	$1,752,209	4,582,936
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	94,208	46,388
Changes in assets and liabilities:
(Increase) decrease in:
Prepaid expenses	(145,507)	16,981
Clearing deposits and other deposits	9,396	(66,081)
Other receivables	52,221	(174,846)
Marketable securities, at market value	(40,658,124)	(34,149,976)
Increase (decrease) in:
Commissions and wages payable	(33,926)	466,314
Due to clearing organization, net	31,221,477	6,236,067
Securities sold, not yet purchased, at market value	9,814,224	23,793,872
Accounts payable	131,664	4,096
Deferred income	(36,887)	—
Accrued expenses	(239,856)	(140,032)

Net cash provided by operating activities	1,961,099	615,719

Cash flows from investing activities:
Purchase of property and equipment, net	(53,663)	(200,708)

Net cash used in investing activities	(53,663)	(200,708)

Cash flows from financing activities:
Capital Contribution / (Redemption)	(358,535)	562,500
Distributions to members	(1,497,205)	(775,241)

Net cash used in financing activities	(1,855,740)	(212,741)

Net increase (decrease) in cash	51,696	202,270

Cash, beginning of year	132,693	58,607

Cash, end of year	$184,389	260,877

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,681,714	889,656

See accompanying notes to financial statements.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED UNAUDITED INTERIM FINANCIAL STATEMENTS

The accompanying consolidated financial statements represent those of JVB Financial Holdings, LLC, which is the holding company, and its wholly owned subsidiaries, JVB Financial Group, LLC, which is a registered broker-dealer, JVB Financial Services, LLC, which was organized in 2001 and has no business purpose to date, Atlantic Real Estate Advisory Service, LLC which was organized in 2009 and has no business purpose to date, and JVB Financial, Inc., which holds the operating leases for the office spaces, (the “Company”). The Company was organized under the laws of the state of Florida in June 2000.

The Company’s sole business activities are through JVB Financial Group, LLC, which is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). All customer accounts were cleared through and carried with Pershing LLC a subsidiary of the Bank of New York on a fully disclosed basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the parent company, JVB Financial Holdings, LLC and of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Revenue Recognition

Proprietary securities transactions are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade date basis.

The Company generates commission income from sales and purchases of bonds on behalf of customers. Commissions are recorded on a trade date basis.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Marketable Securities

Marketable securities held as of the balance sheet dates consist of trading securities, which are reported at fair value with unrealized gains or losses included in earnings.

Fair Value of Financial Instruments

We adopted the fair value guidelines issued by the FASB on July 1, 2007. The guidelines defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is a relevant measurement attribute.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED UNAUDITED INTERIM FINANCIAL STATEMENTS

Valuation techniques for fair value are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our best estimate, considering all relevant information. These valuation techniques involve some level of management estimation and judgment. The valuation process to determine fair value also includes making appropriate adjustments to the valuation model outputs to consider risk factors.

The fair value hierarchy of our inputs used in the determination of fair value for assets and liabilities during the current period consists of three levels. Level 1 inputs are comprised of unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. Level 2 inputs include quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means. Level 3 inputs incorporate our own best estimate of what market participants would use in pricing the asset or liability at the measurement date where consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. If inputs used to measure an asset or liability fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the asset or liability. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

September 30, 2010

Description	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)
Marketable securities, at market value	$57,745,190	$57,745,190
Securities sold, not yet purchased, at market value	$15,065,050	$15,065,050

December 31, 2009

Description	Total Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)
Marketable securities, at market value	$17,087,066	$17,087,066
Securities sold, not yet purchased, at market value	$5,250,826	$5,250,826

Recent Accounting Pronouncements

In January 2010, the FASB issued guidance on fair value measurements and disclosure. This guidance amends the fair value measurements and disclosures by improving the disclosure of fair value measurements. We have adopted the Codification in the period ending March 31, 2010. The adoption of the Codification did not result in any change in our significant accounting policies.

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED UNAUDITED INTERIM FINANCIAL STATEMENTS

Effective for interim and annual periods ending after September 15, 2009, the FASB Accounting Standards Codification (the “Codification”) is the single source of authoritative literature of U.S. generally accepted accounting principles (“GAAP”). The Codification consolidates all authoritative accounting literature into one internet-based research tool, which supersedes all pre-existing accounting and reporting standards, excluding separate rules and other interpretive guidance released by the SEC. New accounting guidance is now issued in the form of Accounting Standards Updates, which update the Codification. We have adopted the Codification in the period ending September 30, 2009. The adoption of the Codification did not result in any change in our significant accounting policies.

NOTE 3 – PAYABLE TO CLEARING ORGANIZATIONS

The Company clears all of its proprietary and customer securities transactions through another broker-dealer on a fully disclosed basis. At no time is the Company in possession of customer funds.

The payable to clearing organizations represents the net amounts due to the Company’s clearing broker which is comprised of trading profits owed to the Company net of margin payable and net payables from unsettled trades.

NOTE 4 – MARKETABLE SECURITIES

Marketable securities, as shown in the accompanying statements of financial condition, consist primarily of federal, state and municipal government obligations. Their cost and estimated market value at September 30, 2010 and December 31, 2009 are as follows:

	September 30, 2010
	Owned	Securities sold, not yet purchased
Trading securities:
Cost	$57,583,741	$14,878,031
Unrealized (loss) gain	161,449	187,019

Market value	$57,745,190	$15,065,050

	December 31, 2009
	Owned	Securities sold, not yet purchased
Trading securities:
Cost	$17,141,529	$5,229,266
Unrealized (loss) gain	(54,463)	21,560

Market value	$17,087,066	$5,250,826

JVB FINANCIAL HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED UNAUDITED INTERIM FINANCIAL STATEMENTS

NOTE 5 – CONCENTRATIONS OF CREDIT RISK

The Company is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

The Company maintains its cash in bank accounts at high credit quality financial institutions. The balances at times may exceed federally insured limits.

NOTE 6 – NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. The Company’s ratio of aggregate indebtedness to net capital computed in accordance with Rule 15c3-1 was 6.46 to 1 as of September 30, 2010.

NOTE 7 – SALE

On January 13, 2011, the Company and IFMI, LLC completed the previously disclosed business combination with Institutional Financial Markets, Inc. (“IFMI”), formerly known as Cohen & Company Inc.. The Company will continue operations as a wholly owned subsidiary of IFMI, LLC, the main operating subsidiary of IFMI.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through February 4, 2010, which is the date the financial statements were issued, and has concluded that other than the aforementioned events no other events or transactions took place which would require additional disclosure herein.